UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2018

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UMH Properties, Inc.
(Exact name of registrant as specified in its charter)
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Maryland	001-12690	22-1890929
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Juniper Business Plaza, Suite 3-C 3499 Route 9 North Freehold, New Jersey (Address of principal executive offices)	07728 (Zip Code)

Registrant's telephone number, including area code:	(732) 577-9997

Not Applicable (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry Into a Material Definitive Agreement.
On January 17, 2018, UMH Properties, Inc. (the "Company") entered into an Underwriting Agreement (the "Underwriting Agreement") with BMO Capital Markets Corp. and Stifel, Nicolaus & Company, Incorporated, as representatives of the several underwriters listed on Schedule I thereto (collectively, the "Underwriters") pursuant to which the Company agreed to issue and sell 2,000,000 shares (the "Shares") of the Company's new 6.375% Series D Cumulative Redeemable Preferred Stock, par value $0.10 per share, with a liquidation preference of $25.00 per share (the "Series D Preferred Stock"), in an underwritten public offering.  Pursuant to the Underwriting Agreement, the Company also granted the Underwriters a 30-day overallotment option to purchase up to an additional 300,000 shares of the Company's Series D Preferred Stock.  The Company's total net proceeds from the Shares, after deducting the underwriting discount and other estimated offering expenses, are expected to be approximately $48.1 million.  The offering is expected to close on or about January 22, 2018, subject to satisfaction of customary closing conditions.  The Company intends to use the net proceeds for general corporate purposes, which may include purchase of manufactured homes for sale or lease to customers, expansion of the Company's existing communities, potential acquisitions of additional properties and possible repayment of indebtedness on a short-term basis.
The shares of Series D Preferred Stock are being offered and sold pursuant to the Company's prospectus supplement dated January 17, 2018 (the "Prospectus Supplement") which supplements the Company's prospectus filed with the Securities and Exchange Commission (the "SEC") pursuant to the Company's Registration Statement on Form S-3 (File No. 333-219118), filed with the SEC on June 30, 2017, and declared effective on July 12, 2017 (the "Registration Statement").  The Series D Preferred Stock will rank on a parity with the 8.0% Series B Cumulative Redeemable Preferred Stock, par value $0.10 per share (the "Series B Preferred Stock"), of which 3,801,200 shares are currently outstanding, and the 6.75% Series C Cumulative Redeemable Preferred Stock, par value $0.10 per share (the "Series C Preferred Stock"), of which 5,750,000 shares are currently outstanding, with respect to dividend rights and rights upon liquidation, dissolution or winding up.  The Series D Preferred Stock is described in the Company's Registration Statement and the Prospectus Supplement.
The foregoing summary of the Underwriting Agreement is only a brief description of certain terms therein, does not purport to be a complete description of the rights and obligations of the parties thereunder, and is qualified in its entirety by such agreement attached hereto.  A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated by reference herein.
Item 3.03 Material Modifications to Rights of Security Holders.
Series D Preferred Stock: Reclassification of 2,300,000 Shares of Common Stock as Shares of Series D Preferred Stock
On January 19, 2018, the Company filed with the Department of Assessments and Taxation of the State of Maryland Articles Supplementary (the "Articles Supplementary") (i) setting forth the rights, preferences and terms of the Series D Preferred Stock and (ii) reclassifying and designating 2,300,000 shares of the Company's authorized and unissued shares of the Company's authorized shares of common stock, par value $0.10 per share ("Common Stock") as shares of Series D Preferred Stock.  The reclassification decreased the number of shares classified as Common Stock from 113,663,800 shares immediately prior to the reclassification to 111,363,800 shares immediately after the reclassification.  The foregoing description of the Articles Supplementary is qualified in its entirety by reference to the Articles Supplementary, a copy of which is filed as Exhibit 3.1 to this Form 8-K and incorporated herein by reference.
After giving effect to the filing of the Articles Supplementary on January 19, 2018, the authorized capital stock of the Company consists of 126,413,800 shares, classified as 111,363,800 shares of Common Stock, 4,000,000 shares of Series B Preferred Stock, 5,750,000 shares of Series C Preferred Stock, 2,300,000 shares of Series D Preferred stock and 3,000,000 shares of excess stock, par value $0.10 per share ("Excess Stock").
The foregoing description of the Series D Preferred Stock is qualified in its entirety by reference to the Articles Supplementary, a copy of which is filed as Exhibit 3.1 to this Form 8-K and incorporated herein by reference.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
The information set forth in Item 3.03 above with respect to the Articles Supplementary is incorporated in this Item 5.03 in its entirety.
Item 7.01 FD Disclosure.
The Company issued a press release concerning the offering of the Series D Preferred Stock on January 18, 2018.  This press release is attached as Exhibit 99.1 hereto and is incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits.

1.1
Underwriting Agreement dated January 17, 2018 by and between UMH Properties, Inc., BMO Capital Markets Corp. and Stifel, Nicolaus & Company, Incorporated as representatives of the several underwriters listed on Schedule I thereto.

3.1	Articles Supplementary.

5.1	Opinion of Stroock & Stroock & Lavan LLP.

8.1	Tax Opinion of Stroock & Stroock & Lavan LLP.

23.1	Consent of Stroock & Stroock & Lavan LLP (included in Exhibits 5.1 and 8.1).

99.1	Press Release dated January 18, 2018.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: January 22, 2018	UMH PROPERTIES, INC.

	By:	/s/ Anna T. Chew
Name: Anna T. Chew
Title: Vice President, Chief Financial Officer and Treasurer

Exhibit Index
1.1
Underwriting Agreement dated January 17, 2018 by and between UMH Properties, Inc., BMO Capital Markets Corp. and Stifel, Nicolaus & Company, Incorporated as representatives of the several underwriters listed on Schedule I thereto.

3.1	Articles Supplementary.

5.1	Opinion of Stroock & Stroock & Lavan LLP.

8.1	Tax Opinion of Stroock & Stroock & Lavan LLP.

23.1	Consent of Stroock & Stroock & Lavan LLP (included in Exhibits 5.1 and 8.1).

99.1	Press Release dated January 18, 2018.